UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 06, 2024

APTEVO THERAPEUTICS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37746	81-1567056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 4th Avenue Suite 1050
Seattle, Washington		98121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 838-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 6, 2024, Aptevo Therapeutics Inc. (the “Company”) held its 2024 Special Meeting of Stockholders (the “Special Meeting”), at which a quorum was present. Stockholders considered three proposals outlined below, each of which is described in more detail in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on July 15, 2024 (the “Proxy Statement”). The final voting results with respect to each of the proposals acted upon at the 2024 Special Meeting are set forth below.

Proposal 1: Approval of the Company's Amended and Restated Certificate of Incorporation

The Company's Amended and Restated Certificate of Incorporation was not approved based on the following votes:

FOR*	AGAINST	ABSTAIN	BROKER NON-VOTES
929,933	554,853	24,490	0

*This proposal requires the affirmative vote from a majority of the holders of common stock outstanding on the record date for the Special Meeting in order to pass and such proposal received less than a majority of such votes and thus did not pass.

Proposal 2: Approval of the stock issuance and warrant proposal

The issuance of more than 19.99% of our outstanding Common Stock, issuable upon the exercise of Common Warrants issued pursuant to that certain Securities Purchase Agreement, dated as of June 28, 2024, which includes an exercise price adjustment provision in the event of a share split, share dividend, share combination or other such event as described in the Common Warrants and to approve the Amended Existing Warrants to include the same exercise price adjustment provision that provides for the adjustment of the exercise price in the event of a share split, share dividend, share combination or other such event as described in the Amended Existing Warrants and the repricing of certain existing warrants of the Company pursuant to the Securities Purchase Agreement, was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
306,069	283,207	10,620	909,380

Proposal 3: Authorization to adjourn the Special Meeting

The authorization to adjourn the Special Meeting to a later date, if necessary or appropriate, was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
926,978	561,064	21,234	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTEVO THERAPEUTICS INC.

Date:	August 7, 2024	By:	/s/ Marvin L. White
Marvin L. White President and Chief Executive Officer